Exhibit 10.29

Skyward Mobile LLC,	Warrants Issued: 50,000
Attn: Jeremy DeBonet, Manager
Termination Date: July 24, 2011

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A MASTER CONSULTING AGREEMENT DATED JULY 24, 2006 (THE “CONSULTING AGREEMENT”).

REDEEMABLE WARRANT

To Purchase 50,000 Shares of the Common Stock
of
SMARTVIDEO TECHNOLOGIES, INC.

THIS CERTIFIES that, for value received, Skyward Mobile, LLC, Attn: Jeremy DeBonet, Manager (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after delivery of the completed custom application, including all necessary hardware and software, needed for the Official Commercial Launch of the [*****] (the “Exercise Date”), and on or prior to the close of business on the date which is five (5) years after the date hereof (the "Termination Date"), to subscribe for and purchase from SmartVideo Technologies, Inc. (the "Company"), up to 50,000 (Fifty Thousand) shares (the "Warrant Shares") of common stock, par value $.001 per share (the "Common Stock") of the Company. “Official Commercial Launch” is defined as a marketing supported, paid subscription launch of the application. The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be the per share price equal to the closing sale price quoted on the OTC Bulletin Board or another nationally recognized trading system on July 24, 2006 or the date of delivery of the completed custom application, including all necessary hardware and software, needed for the Official Commercial Launch (the “Delivery Date”), whichever is lower. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

1.
Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and the terms of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2.
Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

* Confidential Treatment has been requested for the marked portion and filed separately with the Commission.

3. Exercise of Warrant.

(a)
Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Exercise Date and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and, except as set forth in subsection (b) hereof, upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within twenty (20) business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Holder faxes a Notice of Exercise to the Company, provided that such fax notice is followed by delivery of the original notice and payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 6 prior to the issuance of such shares, have been paid within three (3) business days of such fax notice. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(b) Cashless Exercise.  Notwithstanding the foregoing, the Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise.  In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Holder shall be determined according to the following formula:

X = Y(A-B)
A

Where:  X =                 the number of Warrant Shares that shall be issued to the Holder;

Y =                 the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of
                       Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Exercise Price);

A =                 the Fair Market Value of one share of Common Stock; and

B =                  the Exercise Price then in effect.

The Fair Market Value per share of Common Stock shall be determined as follows:

If the Common Stock is listed on a national securities exchange, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date.

4. Redemption of Warrants.

(a)
Procedures. Commencing at the close of business on July 24, 2007 the Company may, subject to the conditions set forth herein, redeem all, but not less than all, of this Warrant at a redemption price of $.10 for each Warrant Share the Holder is entitled to purchase hereunder upon not less than thirty (30) days prior written notice (the “Redemption Notice”) to the Holder, provided that the average closing price of the Common Stock for the twenty (20) consecutive trading days ending three (3) days prior to the date of the Redemption Notice is at least $5.00, subject to adjustment for stock dividends, stock splits and other anti-dilution provisions as provided for in Section 12 of this Warrant. For purposes of this Section 4, “closing price” at any date shall be deemed to be: (i) the last sale price regular way as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (ii) if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices regular way for the Common Stock as reported by the Nasdaq National Market or Nasdaq SmallCap Market of the Nasdaq Stock Market, Inc. (“Nasdaq”) or (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange, and is not reported by Nasdaq, the average of the closing bid and asked prices, as reported on the OTC Bulletin Board or if no such quotation is available, then the closing bid and asked prices in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or if no such quotation is available, the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company. The Redemption Notice shall be deemed effective upon mailing and the time of mailing is the “Effective Date of the Notice.” The Redemption Notice shall state the redemption date not less than thirty (30) days from the Effective Date of the Notice (the “Redemption Date”). No Redemption Notice shall be mailed unless all funds necessary to pay for redemption of this Warrant shall have first been set aside by the Company so as to be and continue to be available therefor. The redemption price to be paid to the Holder will be $.10 for each Warrant Share to which the Holder would then be entitled upon exercise of this Warrant being redeemed, as adjusted from time to time as provided herein (the “Redemption Price”). In the event the number of shares of Common Stock issuable upon exercise of this Warrant being redeemed are adjusted pursuant to Section 12 hereof, then upon each such adjustment the Redemption Price will be adjusted by multiplying the Redemption Price in effect immediately prior to such adjustment by a fraction, the numerator of which is the number of shares of Common Stock issuable upon exercise of this Warrant being redeemed immediately prior to such adjustment and the denominator of which is the number of shares of Common Stock issuable upon exercise of this Warrant being redeemed immediately after such adjustment. The Holder may exercise this Warrant between the Effective Date of the Notice and the Redemption Date, such exercise being effective if done in accordance with Section 3 hereof, and if this Warrant, with the form of election to purchase duly executed, and the Exercise Price are actually received by the Company at its office located at 3505 Koger Boulevard, Suite 400 Duluth, GA 30096, no later than 5:00 PM Atlanta, Georgia time on the Redemption Date. Notwithstanding the foregoing, following the Holder’s receipt of the Redemption Notice, the Holder may exercise this Warrant, without regard for the redemption rights provided to the Company hereunder. To the extent that the Holder elects to exercise the Warrant following receipt of the Redemption Notice, the Company shall not have the right to then redeem the Warrant Shares.

(b)
Return of Warrant. If Holder does not wish to exercise this Warrant, the Holder should mail this Warrant to the Company at its office located at 3505 Koger Boulevard, Suite 400 Duluth, GA 30096 after receiving the Redemption Notice required by this Section. If the Redemption Notice shall have been so mailed, and if on or before the Effective Date of the Notice all funds necessary to pay for redemption of this Warrant shall have been set aside by the Company for the benefit of the Holder so as to be and continue to be available therefor, then, on and after such Redemption Date, notwithstanding that this Warrant subject to redemption shall not have been surrendered for redemption, the obligation evidenced by this Warrant not so surrendered for redemption or effectively exercised shall be deemed no longer outstanding, and all rights with respect hereto shall forthwith cease and terminate, except only the right of the Holder to receive the Redemption Price for each share of Common Stock to which the Holder would be entitled if the Holder exercised this Warrant upon receiving the Redemption Notice of this Warrant.

5.
No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

6.
Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or Federal or State transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

7.	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

8.	Transfer, Division and Combination.

(a)
the Holder (and its transferees and assigns), by acceptance of this Warrant, covenants and agrees that it is acquiring the Warrants evidenced hereby, and, upon exercise hereof, the Warrant Shares, for its own account as an investment and not with a view to the resale or distribution thereof. The Warrant Shares have not been registered under the Securities Act or any state securities laws and, prior to any such registration, no transfer of any Warrant Shares shall be permitted unless the Company has received notice of such transfer, at the address of its principal office set forth in the Exchange Agreement, in the form of assignment attached hereto, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrants or Warrant Shares under the Securities Act is available for such transfer, except that no such opinion or notice shall be required after the registration for resale by the Holder of the Warrant Shares, as contemplated by the Consulting Agreement. Upon any exercise of the Warrants, certificates representing the Warrant Shares shall bear a restrictive legend substantially identical to that set forth on the face of this Warrant certificate. Any purported transfer of any Warrant or Warrant Shares not in compliance with the provisions of this section shall be null and void.

(b)
This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)	The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

(d)	The Company agrees to maintain, at its aforesaid office or the office of its transfer or registration agent, books for the registration and the registration of transfer of the Warrants.

9.
No Rights as Stockholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

10.
Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not exceed that customarily charged by the Company’s transfer agent), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

11.
Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

12.	Adjustments of Exercise Price and Number of Warrant Shares.

(a)
Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)
Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock (other than a change in nominal value to no nominal value, or from no nominal value to nominal value, or as a result of a subdivision, combination or other event described in paragraph (a) of this Section), consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13.
Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14.
Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15.	Notice of Corporate Action. If at any time:

(a)
the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)
there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation with or merger of the Company into, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)	there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of any record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

16.
Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17.	Miscellaneous.

(a)
Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware without regard to its conflict of law, principles or rules, and be subject to arbitration pursuant to the terms set forth in the Exchange Agreement.

(b)
Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)
Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, except that all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)
Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Exchange Agreement.

(e)
Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)
Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)
Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)	Amendment. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder.

(i)
Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)	Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: July 24, 2006

SMARTVIDEO TECHNOLOGIES, INC.

By: /s/ Ronald A. Warren
       Ronald A. Warren
       Title: Secretary of the Corporation

Corporate Seal

NOTICE OF EXERCISE

To: SmartVideo Technologies, Inc.

1.
The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of SmartVideo Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2.	Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Skyward Mobile, LLC
Attn: Jeremy DeBonet, Manager
130 New Boston Street

Woburn, MA 01801

Dated: ______________, ____

Authorized Holder's Signature: _________________________________________________

Holder's Name: Skyward Mobile, LLC

Holder's Address: Attn: Jeremy DeBonet, Manager
                                                                                 130 New Boston Street

                                                                                 Woburn, MA 01801

Social Security, Employer or Other Tax Identification
Number of Holder: 20-4879840

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to___________________________________________________________________

whose address is ______________________________________________________________.

Dated: ____________, _____

Authorized Holder's Signature: ________________________________________

Holder's Name: Skyward Mobile, LLC

Holder's Address: Attn: Jeremy DeBonet, Manager
                                                                                 130 New Boston Street

                                                                                  Woburn, MA 01801

Social Security, Employer or
Other Tax Identification Number of Holder: 20-4879840

Signature Guaranteed: ______________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.